BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about business combination [abstract]
Disclosure of business combinations [text block]
5. BUSINESS COMBINATIONS

In December of 2016, Vermilion acquired, through a wholly-owned subsidiary, interests in production and exploration assets in Germany from Engie E&;P Deutschland GmbH. The acquisition includes operated and non-operated interests in five oil and three gas producing fields, along with an operated interest in one exploration license. The acquisition provides Vermilion its first operated producing properties in Germany, and advances the Company’s objective of developing a material business unit in this country.

The acquisition was accounted for as a business combination. The total consideration paid and the fair value of the assets acquired and liabilities assumed at the date of acquisition are summarized as follows:

($M)	Consideration
Cash paid to vendor	48,377
Total consideration	48,377

($M)	Allocation of Consideration
Capital assets	142,350
Asset retirement obligations	(66,965)
Deferred taxes	(7,767)
Crude oil inventory	2,760
Net assets acquired	70,378
Gain on business combination	(22,001)
Total net assets acquired, net of gain on business combination	48,377

As the acquisition of control occurred late in 2016, the results of operations from the assets acquired were not significant to Vermilion's consolidated financial statements for the year ended December 31, 2016. Had the acquisition occurred on January 1, 2016, management estimates that consolidated revenues would have increased by $29.3 million and consolidated fund flows from operations would have increased by $8.1 million for the year ended December 31, 2016.

The gain on business combination resulted from the recognition of additional reserve value when the acquisition closed in December 2016, compared to the estimated value in June when Vermilion entered into a definitive purchase and sale agreement and the acquisition price was determined.